UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported):  October 1, 2025
Carlyle Private Equity Partners Fund, L.P.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-56746	33-3814841
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1001 Pennsylvania Ave., N.W., Suite 220 South Washington, DC		20004
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s telephone number, including area code: (202) 729-5626

N/A
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol(s)	Name of each exchange on which registered:
N/A	N/A	N/A
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of
1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the
Exchange Act.
☐

Item 1.01.Entry into a Material Definitive Agreement.
On October 1, 2025, Carlyle Private Equity Partners Fund, L.P. (the “Fund”), entered into an Investment Advisory Agreement
(the “Advisory Agreement”) with Carlyle Investment Management L.L.C. (the “Investment Advisor”).
A description of the Advisory Agreement was included under “Item 1(c). Description of Business—Advisory Agreement” of
Amendment No. 2 to the Fund’s Registration Statement on Form 10, filed with the Securities and Exchange Commission on
August 6, 2025 (the “Registration Statement”) and is incorporated by reference herein. Such summary description of the
Advisory Agreement does not purport to be complete and is qualified in its entirety by reference to the Advisory Agreement, a copy of which is filed with this Current Report on Form 8-K as Exhibit 10.1 and is incorporated herein by reference.
Item 3.02. Unregistered Sales of Equity Securities.
On October 1, 2025, the Fund sold unregistered limited partnership units (the “Units”) to certain investors for aggregate consideration of approximately $23.4 million. The following table provides details on the Units sold to investors by the Fund:

Class	Number of Units Sold(1)	Aggregate Consideration(1)
Class A-I	868,860	$21,721,500
Class A-S	29,000	$725,000
Class C	40,000	$1,000,000
___________
(1)Unit and dollar amounts are rounded to the nearest whole number.
The offer and sale of the Units were made as part of the Fund’s continuous private offering and were exempt from the registration provisions of the Securities Act of 1933, as amended, pursuant to Section 4(a)(2) thereof and Regulation D promulgated thereunder. The Units were sold to investors at a price equal to $25.00 per Unit, including through CPEP Feeder,
L.P., a Delaware limited partnership for certain investors with particular tax characteristics, such as certain U.S. tax-exempt investors and certain non-U.S. investors.
Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On October 1, 2025, the Fund entered into an Amended and Restated Limited Partnership Agreement (the “Partnership
Agreement”) with CPEP GP, LLC, the Fund’s general partner (the “General Partner”), and each of the Fund’s limited partners.
The Partnership Agreement amended and restated the Fund’s initial Limited Partnership Agreement, dated as of February 11,
2025. A description of the Partnership Agreement was included under “Item 1(c). Description of Business—Partnership
Agreement” of the Registration Statement and is incorporated by reference herein. Such summary description of the Partnership
Agreement does not purport to be complete and is qualified in its entirety by reference to the Partnership Agreement, a copy of which is filed with this Current Report on Form 8-K as Exhibit 3.1 and is incorporated herein by reference.
Item 9.01.Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description

3.1	Amended and Restated Limited Partnership Agreement of Carlyle Private Equity Partners Fund, L.P., dated as of October 1, 2025.

10.1	Investment Advisory Agreement, dated as of October 1, 2025, between Carlyle Private Equity Partners Fund, L.P. and Carlyle Investment Management L.L.C.

104	Cover Page Interactive Data, formatted in Inline XBRL
SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Carlyle Private Equity Partners Fund, L.P.

By:	/s/ John Pavelski
Name:	John Pavelski
Title:	Chief Executive Officer
Date:  October 6, 2025